UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 20, 2010

Date of Report (Date of earliest event reported)

INTERNET BRANDS, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-33797	95-4711621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 North Sepulveda Blvd., 11th Floor, El Segundo, CA 90245

(Address of Principal Executive Offices and Zip Code)

(310) 280-4000

Registrant’s Telephone Number, including area code:

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On September 20, 2010, Internet Brands, Inc. (“Internet Brands”) issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 20, 2010, Robert N. Brisco, President and Chief Executive Officer of Internet Brands, delivered a communication to all of the company’s employees via its email system and published a post on his blog at www.bbrisco.com.  The texts of the email to the company’s employees and the blog post are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 20, 2010.

99.2	Email Communication from Robert N. Brisco, President and Chief Executive Officer, to Employees, dated September 20, 2010.

99.3	Blog Post by Robert N. Brisco, President and Chief Executive Officer, posted September 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	INTERNET BRANDS, INC.

	By:	/s/ Robert N. Brisco
Robert N. Brisco
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 20, 2010.

99.2	Email Communication from Robert N. Brisco, President and Chief Executive Officer, to Employees, dated September 20, 2010.

99.3	Blog Post by Robert N. Brisco, President and Chief Executive Officer, posted September 20, 2010.